                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                  JALATE, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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


                                  JALATE, LTD.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                            TO BE HELD MAY 12, 1997

                                _______________


TO THE SHAREHOLDERS OF JALATE, LTD.:

         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Jalate, Ltd. (the "Company") will be held at the Marriott Hotel, Los Angeles Airport, 5855 West Century Blvd., Los Angeles, California, on Monday, May 12, 1997, at 11:00 a.m. for the purpose of considering and voting upon the following matters.

         ELECTION OF DIRECTORS. To elect nine persons to the Board of Directors of the Company, to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. The following persons are the Board of Directors' nominees:

                  Vinton W. Bacon                           Joseph S. Davis
                  Larry Brahim                              I. Jay Goldfarb
                  Theodore B. Cooper                        Jan L. Grossman
                  Allan E. Dalshaug                         Victor Nichols
                  William Soady

         RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

         OTHER BUSINESS. To transact such other business as properly may come before the Meeting or any adjournment thereof.

         ONLY PERSONS WHO WERE SHAREHOLDERS OF RECORD (THE "SHAREHOLDERS") AT THE CLOSE OF BUSINESS ON MARCH 24, 1997 ARE ENTITLED TO NOTICE OF AND TO VOTE IN PERSON OR BY PROXY AT THE MEETING OR ANY ADJOURNMENT THEREOF.

         The Proxy Statement which accompanies this Notice contains additional information regarding the proposals to be considered and voted upon at the Meeting, and Shareholders are encouraged to read it in its entirety.

         As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Company. It is expected that these materials first will be mailed to Shareholders on or about April 28, 1997.

                 IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO MARK, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU WISH TO DO SO. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                        By Order of the Board of Directors,

                                        Larry Brahim,
                                        Chairman of the Board

                                        /s/ LARRY BRAHIM

Dated: April  28, 1997

                                  JALATE, LTD.
                           1675 South Alameda Street
                         Los Angeles, California 90021
                                 (213) 765-5000

                                _______________

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 12, 1997

                                _______________

                              GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Jalate, Ltd. (the "Company") for use at the annual meeting (the "Meeting") of the shareholders of the Company to be held on Monday, May 12, 1997, at the Marriott Hotel, Los Angeles Airport, 5855 W. Century Blvd., Los Angeles, California 90045, at 11:00 a.m. and at any adjournment thereof. Larry Brahim and Frederick A. Findley, the designated proxyholders (the "Proxyholders"), are members of the Company's management. Only shareholders of record (the "Shareholders") on March 24, 1997 (the "Record Date") are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment thereof. This Proxy Statement and the accompanying Notice and proxy card (the "Proxy") will be first mailed to Shareholders on or about April 28, 1997.

MATTERS TO BE CONSIDERED

         The matters to be considered and voted upon at the Meeting will be:

         ELECTION OF DIRECTORS. To elect nine persons to the Board of Directors of the Company, to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. The following persons are the Board of Directors' nominees:

                  Vinton W. Bacon                           Joseph S. Davis
                  Larry Brahim                              I. Jay Goldfarb
                  Theodore B. Cooper                        Jan L. Grossman
                  Allan E. Dalshaug                         William Soady
                  Victor Nichols

         RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

         OTHER BUSINESS. To transact such other business as properly may come before the Meeting or any adjournment thereof.

         All proposions set forth above are proposals of the Company.

VOTING AND REVOCABILITY OF PROXIES

         A Proxy for use at the Meeting is enclosed. The Proxy must be signed and dated by you or your authorized representative or agent. Telegraphed or cabled Proxies are also valid. You may revoke a Proxy at any time before it is exercised at the Meeting by submitting to the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date, or by voting in person at the Meeting.

         Brokers and nominees holding Common Stock in "street name" which are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Shareholders. In the event any such broker or nominee has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker or nominee may give or authorize the giving of a Proxy to vote such Common Stock on the matters to be considered at the Meeting; provided, however, that the broker or nominee may not give or authorize the giving of a Proxy for any matter if it has notice of any contest with respect to any matter, and provided, further, that the broker or nominee may not vote the Common Stock "FOR" any matter which substantially affects the rights or privileges of the Common Stock without specific instructions from the beneficial owner. If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock (i)"FOR" the election of the Board of Directors' nominees identified herein and (ii) "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

         Unless revoked, the shares of Common Stock represented by Proxies will be voted by the Proxyholders in accordance with the instructions given thereon. In the absence of any instruction in the Proxy, such shares of Common Stock will be voted (i) "FOR" the election of the Board of Directors' nominees identified herein and (ii) "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

         The enclosed Proxy confers discretionary authority with respect to any other proposals which properly may be brought before the Meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, the Proxies will be voted by the Proxyholders in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstances arise which prevent such nominee from serving in such position and to vote such Proxy for such substitute nominee.

COST OF SOLICITATION OF PROXIES

         This Proxy solicitation is made on behalf of the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and any other material used in this solicitation of Proxies. The solicitation of Proxies will be made by mail and may be supplemented by telephone, facsimile transmissions, telegraph or other personal contact made without special compensation by directors, officers and regular employees of the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The total estimated cost of the solicitation of Proxies is $3,000.

OUTSTANDING SECURITIES AND VOTING RIGHTS

         The authorized capital of the Company consists of (i) 20,000,000 shares of Common Stock, of which 3,403,000 shares were issued and outstanding on the Record Date, and (ii) 3,000,000 shares of Preferred Stock, none of which were issued and outstanding on the Record Date. A majority of the outstanding shares of the Common Stock constitutes a quorum for the conduct of business at the Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum.

         Each Shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company as of the Record Date on each matter submitted to the Shareholders.

         Each proposal described herein, other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting. Accordingly, broker non-votes and abstentions from voting on any matter, other than the election of directors, will have the effect of a vote "AGAINST" such matter.

         Of the shares of Common Stock outstanding on the Record Date, 2,103,084 shares of Common Stock (or approximately 61.8%) were owned by officers and directors of the Company. Such persons have informed the Company that they will vote (i) "FOR" the election of the Board of Directors' nominees identified herein and (ii) "FOR" the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997, all as described herein.


SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding the shares of Common Stock beneficially owned as of the Record Date by (i) each person known to the Company to be the record or beneficial owner of more than five percent of the outstanding Common Stock of the Company (other than depositories), (ii) certain executive officers (the Named Executive Officers), each director and nominee for director of the Company and (iii) all directors and executive officers as a group.

                                                                 Amount and
                                                                 Nature of
 Name and Address of                                             Beneficial                    Percent of
 Beneficial Owner (1)                                            Ownership (2)                 Class (3)
 --------------------                                            -------------                 ----------
 Vinton W. Bacon . . . . . . . . . . . . . . . .                   179,755(4)                     5.3%

 Larry Brahim  . . . . . . . . . . . . . . . . .                   780,762                       22.9

 Theodore B. Cooper  . . . . . . . . . . . . . .                   612,493                       18.0

 Allan E. Dalshaug . . . . . . . . . . . . . . .                    10,100(5)                     *

 Joseph S. Davis . . . . . . . . . . . . . . . .                    10,000(6)                     *

 Jeffrey L. Friedman . . . . . . . . . . . . . .                   227,800(7)                     6.1

 I. Jay Goldfarb . . . . . . . . . . . . . . . .                    11,000(8)                     *

 Jan L. Grossman . . . . . . . . . . . . . . . .                   286,305                        8.4

 Victor Nichols  . . . . . . . . . . . . . . . .                    10,000(9)                     *

 William Soady . . . . . . . . . . . . . . . . .                    10,000(10)                    *

 All directors and executive officers as a
    group (ten persons)  . . . . . . . . . . . .                 2,138,215(11)                   62.8%


____________________
*Less than one percent.

(1) The business address of each director and Named Executive Officer is c/o Jalate, Ltd., 1675 South Alameda Street, Los Angeles, California 90021.

(2) Except as otherwise noted below, each person has sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to community property laws where applicable.

(3) Shares which the person (or group) has the right to purchase within 60 days after the Record Date are deemed to be outstanding in calculating the percentage ownership of the person (or group), but are not deemed to be outstanding in calculating the percentage ownership of any other person (or group).

(4) Consists of shares which Mr. Bacon had the right to purchase as of the Record Date upon the exercise of stock options granted pursuant to the Stock Incentive Plan. Excludes 92,380 shares which Mr. Bacon will have the right to purchase thereafter upon the exercise of stock options granted pursuant to the Stock

         Incentive Plan, which options will become exercisable in equal monthly installments of 4,860 shares on the first day of each month commencing on June 1, 1997.

(5) Consists of (i) 100 shares held by Mr. Dalshaug's son and (ii) 10,000 shares which Mr. Dalshaug had the right to purchase as of the Record Date upon the exercise of stock options granted pursuant to the Stock Incentive Plan.

(6) Consists of shares which Mr. Davis had the right to purchase as of the Record Date upon the exercise of stock options granted pursuant to the Stock Incentive Plan.

(7) Includes 38,130 shares which Mr. Friedman has the right to purchase as of the Record Date upon the exercise of stock options granted in equal parts by Messrs. Brahim, and Cooper.

(8) Includes 10,000 shares which Mr. Goldfarb had the right to purchase as of the Record Date upon the exercise of stock options granted pursuant to the Stock Incentive Plan.

(9) Consists of shares which Mr. Nichols had the right to purchase as of the Record Date upon the exercise of stock options granted pursuant to the Stock Incentive Plan.

(10) Consists of shares which Mr. Soady had the right to purchase as of the Record Date upon the exercise of stock options granted pursuant to the Stock Incentive Plan.

(11) Includes (i) 157,620 shares which certain directors and executive officers had the right to purchase sixty days after the Record Date upon the exercise of stock options granted pursuant to the Stock Incentive Plan and (ii) 38,130 shares which Mr. Friedman had the right to purchase as of the Record Date upon the exercise of stock options granted in equal parts by Messrs. Brahim and Cooper. Excludes 107,629 shares which certain directors and executive officers will have the right to purchase upon the exercise of stock options granted pursuant to the Stock Incentive Plan, which options will become exercisable in various installments commencing on June 1, 1997.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS


DIRECTORS AND EXECUTIVE OFFICERS

        The Bylaws of the Company currently provide that the number of directors shall be not less than five nor more than nine until changed by an amendment duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by an amendment of the Bylaws adopted by the vote or written consent of the Company's Board of Directors. The number of directors currently is fixed at nine.

        The persons named below, all of whom currently are members of the Board of Directors of the Company, have been nominated for election by the Board of Directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. All nominees have indicated their willingness to serve and, unless otherwise instructed, the Proxies will be voted in such a way as to elect as many of these nominees as possible under applicable voting rules. In the event that any of the nominees should be unable to serve as a director, the Proxyholders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve if elected.

        The following table sets forth certain information as of the Record Date concerning the directors and executive officers of the Company.

                   Name                              Age                     Position
 ---------------------------------------             ---        -------------------------------------
 Vinton W. Bacon(1)  . . . . . . . . . .             55         Chief Executive Officer, Chief
                                                                Operating Officer and Director

 Larry Brahim  . . . . . . . . . . . . .             52         Chairman of the Board, Executive Vice
                                                                President and Director

 Theodore B. Cooper  . . . . . . . . . .             50         Executive Vice President and Director

 Jeffrey L. Friedman . . . . . . . . . .             42         Vice President - Marketing

 Jan L. Grossman . . . . . . . . . . . .             42         Vice President - Merchandising,
                                                                Secretary and Director

 Frederick A. Findley  . . . . . . . . .             52         Vice President - Finance and  Chief
                                                                Financial Officer

 Allan E. Dalshaug (2)(3)  . . . . . . .             64         Director

 Joseph S. Davis (2)(1)  . . . . . . . .             66         Director

 I. Jay Goldfarb (3) . . . . . . . . . .             63         Director

 Victor Nichols (3)  . . . . . . . . . .             40         Director

 William Soady (2)(1)  . . . . . . . . .             53         Director


__________________________________

 (1)     Member of the Nominating Committee
 (2)     Member of the Compensation Committee
 (3)     Member of the Audit Committee

         VINTON W. BACON has served as the Chief Executive Officer, the Chief Operating Officer and a director of the Company since December 1, 1995. From January 1993 until joining the Company, Mr. Bacon was a principal of the Sonoma Group, a management consulting firm specializing in corporate turnarounds.
From 1987 to 1993, Mr. Bacon served as Chairman and Chief Executive Officer of Safeguard Business Systems, Inc. Prior to this, Mr. Bacon was an Executive Vice President of Bank of America and held various other positions with financial institutions and financial holding companies.

         LARRY BRAHIM is a co-founder of the Company and served as Chief Financial Officer, Secretary and a director from its formation in 1987 until his election as Chairman of the Board, Chief Executive Officer and a director in October 1993. On December 1, 1995, Mr. Brahim resigned as the Chief Executive Officer and was elected as an Executive Vice President. From 1966 until founding the Company, Mr. Brahim held various positions with manufacturers of moderately priced dresses and women's sportswear, including as a principal from 1976 until 1987.

         THEODORE B. COOPER is a co-founder of the Company and served as President and a director from its formation in 1987 until his election as Chief Operating Officer and a director in October 1993. On December 1, 1995, Mr. Cooper resigned as the Chief Operating Officer and was elected as an Executive Vice President. From 1967 until founding the Company, Mr. Cooper held various positions with manufacturers and distributors of women's sportswear and men's jeans, including as President of Dream Weaver from 1979 to 1987.

         JEFFREY L. FRIEDMAN is a co-founder of the Company and has served as Vice President - Marketing since its formation in 1987. From 1976 until joining the Company, Mr. Friedman held various positions with manufacturers and distributors of moderately priced women's sportswear, including as an independent sales representative of Dream Weaver from 1979 to 1987.

         JAN L. GROSSMAN is a co-founder of the Company and has served as Vice President - Merchandising and a director since its formation in 1987. In October 1993, Ms. Grossman was elected Secretary of the Company. From 1975 until founding the Company, Ms. Grossman held various positions with manufacturers and distributors of women's sportswear, including Dream Weaver.

         FREDERICK A. FINDLEY joined the Company in May 1996 as Vice President
- Finance and Chief Financial Officer. Mr. Findley, before joining the Company, served as Chief Financial Officer of Precision Specialty Metals since 1992. He also served in various senior financial management capacities with other companies.

         ALLAN E. DALSHAUG has served as a director of the Company since March 26, 1994. Mr. Dalshaug has been the Chairman of the Board and the Chief Executive Officer of Sterling West Bancorp, a publicly-held bank holding company, since 1982 and has been a director and member of the Audit Committee of L.A. Gear, Inc., a publicly-held athletic footwear company listed on the New York Stock Exchange, since 1986. From 1969 until 1979, Mr. Dalshaug was employed in various capacities by Security Pacific Bank, including as Senior Vice President - Strategic Planning from 1974 to 1979.

         JOSEPH S. DAVIS has served as a director of the Company since June 20, 1994. From 1956 until his retirement in 1993, Mr. Davis held various positions with various divisions of May Department Stores, including President and Chief Executive Officer of May D & F, Denver, from 1983 to 1993.

         I. JAY GOLDFARB has served as a director of the Company since August 17, 1995. Mr. Goldfarb is now a consultant. Prior to his retirement, he was the managing partner of Goldfarb, Whitman & Cohen, the Company's former independent certified public accountants, since December 1978 and has been a director of Utopia Marketing, Inc. a publicly-held footwear company, since 1991.

         VICTOR NICHOLS has served as a director of the Company since August 1, 1996. Mr. Nichols is President of Vicor, Inc. Prior to Vicor, Mr. Nichols was Senior Vice President of Interstate Banking Integration with Bank of America. From October 1989 to December 1992, Mr. Nichols served as President of Safeguard Business Systems.

         WILLIAM SOADY has served as director of the Company since August 1, 1996. On March 1, 1997, Mr. Soady became President of Polygram Filmed Entertainment - Distribution. On March 3, 1994, Mr. Soady was named to the post of President and Chief Executive Officer of Showscan Entertainment, Inc. Prior to Showscan, Mr. Soady held executive positions with Tri-Star and Universal Pictures.


         All directors are elected annually and serve until the next annual meeting of shareholders or until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors.

         The Company has agreed, for five years following the completion of its initial public offering on March 23, 1994, to nominate and use its best efforts to cause the election to its Board of Directors of a designee of the underwriters of such offering reasonably acceptable to the Company. The underwriters have not designated a nominee.

         There are no family relationships among directors or executive officers of the Company and, except as set forth above, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of
Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee, each of which consists of two or more directors who serve at the pleasure of the Board of Directors.

         The Audit Committee is chaired by Mr. Dalshaug, and its members are Messrs. Dalshaug, Goldfarb and Nichols. The primary purpose of the Audit Committee is (i) to review the scope of the audit and all non-audit services to be performed by the Company's independent auditors and the fees incurred by the Company in connection therewith, (ii) to review the results of such audit, including financial statements and the independent auditors' report thereon and letter of comment to management and management's response thereto, (iii) to review with the Company's independent auditors the Company's internal accounting systems, policies and practices and financial reporting, (iv) to make recommendations regarding the selection of the Company's independent auditors and

(v) to review the Company's quarterly financial statements prior to public issuance. The Audit Committee met four times during fiscal 1996.

         The Compensation Committee is chaired by Mr. Davis, and its members are Messrs. Davis, Dalshaug, and Soady. The purpose of the Compensation Committee is (i) to review and recommend to the Board of Directors the salaries, bonuses and perquisites of the Company's executive officers, (ii) to determine the individuals to whom, and the terms upon which, awards under the Company's stock incentive plan will be granted, (iii) to make periodic reports to the Board of Directors as to the status of such plan, and (iv) to review and recommend to the Board of Directors additional compensation plans. The Compensation Committee met twice during fiscal 1996, and during the first fiscal quarter of 1997, approved the implementation of the new Management Incentive Plan for Company performance based awards.

         The Nominating Committee is chaired by Mr. Soady, and its members are Messrs. Bacon, Soady, and Davis. The purpose of the Nominating Committee is to recommend to the Board of Directors candidates to serve as directors of the Company, chairpersons of committees of the Board of Directors and executive officers. The Nominating Committee met once during the first fiscal quarter of 1997.

PROCEDURES FOR SHAREHOLDER NOMINATIONS

                 The procedures for nominating directors, other than by the Board of Directors itself, are set forth in the Bylaws. Nominations of individuals for election to the Board of Directors at an annual meeting of shareholders may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting who gives timely written notice to the Company. Such notice must be received by the Chief Executive Officer of the Company not more than 60 calendar days prior to any meeting of shareholders called for the election of directors, and no more than ten days after the date notice of such meeting is sent to shareholders; provided, that if only ten calendar days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the Chief Executive Officer of the Company not later than the time fixed in the notice of the meeting for the opening of the meeting.

         A shareholder's notice of intention to nominate shall contain the following information to the extent known to the notifying shareholder: (i) the name and address of each proposed nominee, (ii) the principal occupation of each proposed nominee, (iii) the number of shares of Common Stock of the Company owned by each proposed nominee, (iv) the name and residence address of the notifying shareholder and (v) the number of shares of Common Stock of the Company owned by the notifying shareholder.

Nominations not made in accordance with such provisions shall be disregarded by the chairman of the meeting, and the inspectors of election shall then disregard all votes cast for such nominee.


DIRECTOR COMPENSATION

         The Company pays to each non-employee director $6,000 per year, payable in equal quarterly installments of $1,500 and $500 for each meeting of the Board of Directors or any committee of the Board of Directors attended (other than telephonic meetings) and reimburses such person for all expenses incurred by him in his capacity as a director of the Company. The Board of Directors may modify such compensation in the future. In addition, each non-employee director, upon joining the Board of Directors, receives an option to purchase 10,000 shares of the Common Stock of the Company. Such options have an exercise price equal to the market price of such shares on the date of grant, are immediately exercisable and expire on the tenth anniversary of the date of grant. Upon joining the Board of Directors, each of Messrs. Dalshaug, Davis, and Goldfarb were granted options to purchase 10,000 shares of Common Stock at an exercise price of $6.50 per share for Mr. Dalshaug, $9.50 per share for Mr. Davis, and $5.00 per share for Mr. Goldfarb. On March 1, 1996, such options were canceled and, in lieu thereof, options to purchase 10,000 shares were granted to each of Messrs. Dalshaug, Davis, and Goldfarb, which replacement options have an exercise price of $2.75. The closing price of the Common Stock on the date of grant was $2.625. Directors who are also employees of the Company are not compensated for their service as directors. On August 1, 1996, Messrs. Soady and Nichols were granted options to purchase 10,000 shares each of Common Stock at an exercised price of $3.50.

MEETINGS OF DIRECTORS

         The Board of Directors met four times during fiscal 1996. All of the persons who were directors of the Company during fiscal 1996 attended at least 75% of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which they served during fiscal 1996.



EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered in all capacities during fiscal 1996 to or on behalf of the Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term Compensation
                                                                                 ----------------------
                                              Annual  Compensation                  Awards              Payouts
                                              --------------------                  ------             ----------
                                                               Other                    Securities                       All
                                                               Annual      Restricted   Underlying                      Other
                                                               Compen-       Stock       Options/         LTIP         Compen-
 Name and Principal Position      Year  Salary($)  Bonus($)  sation)($)(1) Award(s)($)   SARs(#)       Payouts($)    sation($)(2)
 ------------------------------- -----  ---------  --------  ------------  -----------  --------        ---------    ------------
 Vinton W. Bacon . . . . . . . .  1996    300,000               10,200         --       200,000(4)         --           21,085
   Chief Executive Officer        1995     23,077      --                      --       200,000(4)         --          150,080(3)

 Larry Brahim  . . . . . . . . .  1996    300,000      --        9,000         --          --              --           22,571
   Executive Vice President (5)   1995    300,000      --        9,000         --          --              --           60,450(6)
                                  1994    300,000      --        9,000         --          --              --            6,523

 Theodore B. Cooper  . . . . . .  1996    300,000      --        9,000         --          --              --           15,218
   Executive Vice President (5)   1995    300,000      --        9,000         --          --              --           73,430(7)
                                  1994    300,000      --        9,000         --          --              --           26,219

 Jeffrey L. Friedman . . . . . .  1996    300,000    12,500      9,000         --                          --            3,373
 Vice President-Marketing         1995    250,000    80,000      9,000         --                          --            4,171
                                  1994    250,000   166,730      9,000         --        38,130(8)         --            2,583

 Jan L. Grossman . . . . . . . .  1996    275,000        --      9,000         --          --              --            5,990
   Vice President, Merchandising  1995    200,000        --      9,000         --          --              --            8,710
                                  1994    200,000        --      9,000         --          --              --            5,455



_______________


(1) Consists of an $850 monthly automobile allowance for Mr. Bacon, an average of $800 monthly automobile allowance for Ms. Grossman and $750 automobile monthly allowance for the other Named Executive Officers.

(2) Includes (i) reimbursement of medical and dental expenses not covered by insurance plans provided by the Company to employees generally and
         (ii) premiums paid for disability and life insurance, but excludes any distribution to the Company's shareholder in connection with the Company's former status as an S Corporation.

(3) Includes compensation received by Mr. Bacon as a consultant to the Company from July 18, 1995 to his election as the Chief Executive Officer and the Chief Operating Officer on December 1, 1995.

(4) Consists of shares Mr. Bacon had the right to purchase on December 31, 1995 upon the exercise of stock options granted pursuant to the Stock Incentive Plan at an exercise price of $3.875 per share, which options became exercisable with respect to 25,000 shares on December 1, 1995 and with respect to an additional 4,860 shares on the first day of each month commencing January 1, 1996. On March 1, 1996, such options were canceled and, in lieu thereof, options to purchase 200,000 shares were granted to Mr. Bacon at an exercise price of $2.75, which options were exercisable with respect to 39,580 shares on the date of grant and will become exercisable with respect to an additional 4,860 shares on the first day of each month commencing April 1, 1996.

(5) Messrs. Brahim and Cooper resigned as the Chief Executive Officer and the Chief Operating Officer, respectively, and were elected as Executive Vice Presidents of the Company on December 1, 1995.


(6) Includes $35,090 principal and accrued interest on indebtedness to the Company forgiven in consideration of the continuation of Mr. Brahim's employment upon expiration of his employment agreement on December 31, 1995.

(7) Includes $70,850 principal and accrued interests on indebtedness to the Company forgiven in consideration of Mr. Cooper entering into an employment agreement effective as of January 30, 1996.

(8) Consists of shares which Mr. Friedman had the right to purchase on December 31, 1995 upon the exercise of stock options granted in equal parts by Messrs. Brahim and Cooper at an exercise price of $4.50 per share which was repriced to $2.75 on March 1, 1997.


EMPLOYMENT AGREEMENTS

         Effective January 30, 1996, the Company entered into a one-year employment agreement with each of Messrs. Cooper and Friedman pursuant to which such persons are entitled to (i) receive annual base salaries of $300,000 (ii) receive annual bonuses in such amounts as may be determined by the Board of Directors, (iii) participate in all plans sponsored by the Company for employees in general including the 1993 Employee Stock Incentive Plan and the 1997 Management Incentive Bonus Plan, and (iv) receive a $750 monthly automobile allowance. Each such employment agreement expired on December 31, 1996; however, such term of employment automatically renewed for a one year term and automatically shall be renewed for additional successive one year term unless written notice of termination is given by either the Company or the employee not less than ninety (90) days prior to the end of the initial term or any subsequent one (1) year term. In the event the Company terminates employment before the end of the stated term without cause, the Company is obligated to pay the salary through the stated term.

         Effective December 1, 1995, the Company entered into a three-year employment agreement with Mr. Bacon pursuant to which, as amended, he is entitled to (i) receive an annual base salary of $300,000, (ii) receive an annual bonus in such amount as may be determined by the Board of Directors,
(iii) participate in all plans sponsored by the Company for employees in general, including (iv) receive an $850 monthly automobile allowance, and (v) receive options to purchase from the Company up to 200,000 shares of Common Stock at $3.875 per share. The stock options became exercisable with respect to 25,000 shares on December 1, 1995 and with respect to an additional 4,860 shares on the first day of each month commencing January 1, 1996 and expired on the tenth anniversary of the date of grant. On March 1, 1996, such options were canceled and, in lieu thereof, options to purchase 200,000 shares were granted to Mr. Bacon at an exercise price of $2.75, which options were exercisable with respect to 39,580 shares on the date of grant and will become exercisable with respect to an additional 4,860 shares on the first day of each month commencing April 1, 1996. The employment agreement expires on December 31, 1998 and is terminable by the Company "at will", with or without cause. In the event the Company terminates employment before the end of the stated term without cause, the Company is obligated to pay the base salary through the earlier of December 31, 1998, or the second anniversary of the effective date of termination. In the event the Company terminates employment before the end of the stated term with cause, the Company is obligated to pay the base salary only through the date of termination.


LIMITATION ON LIABILITY AND INDEMNIFICATION

         The Restated Articles of Incorporation of the Company limit the liability of the Company's directors for monetary damages arising from a breach of their fiduciary duties to the Company and its shareholders, except to the extent otherwise required by the California General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

         The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by California law, including circumstances in which indemnification is otherwise discretionary. The Company has entered into indemnification agreements with its officers and directors containing provisions which are in some respects broader than the specific indemnification provisions contained in the California General Corporation Law. Such agreements may require the Company, among other things,
(i) to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers provided such persons acted in good faith and in a manner reasonably believed to be in the best interests of the Company and, with respect to any criminal action, had no cause to believe their conduct was unlawful, (ii) to advance the expenses actually and reasonably incurred by its officers and directors as a result of any proceeding against them as to which they could be indemnified and
(iii) to obtain directors' and officers' insurance if available on reasonable terms. There is no action or proceeding pending or, to the knowledge of the Company, threatened which may result in a claim for indemnification by any director, officer, employee or agent of the Company.

STOCK OPTION GRANTS

The following table sets forth certain information concerning grants of stock options in connection with the repricing of stock options of certain Named Executive Officers during the fiscal year ended December 31, 1996. Other than the information set forth below relating the repricing of certain stock options, no Named Executive Officers received option grants during the fiscal year ended December 31, 1996.

                     OPTION/SAR GRANTS IN FISCAL YEAR 1996






                                                    Individual Grants                                         Potential Realizable
                                                    ------------------                                          Value at Assumed
                                                      Percent of                                               Annual  Rates Of
                                    Number of           Total                                                     Stock Price
                                   Securities          Options/SARs                                             Appreciation For
                                   Underlying          Granted to     Exercise of                               Option Term (1)
                                   Options/SARs        Employees in    Base Price                            ---------------------
                 Name              Granted (#)           FY 1996        (S/SH)          Expiration Date       5% ($)      10% ($)
                 ----              ------------        -------------   -----------      ---------------      --------     --------
                 Vinton W.           200,000             100%             2.75             12/01/05           468,750     1,068,750
                 Bacon




(1) The Potential Realizable Value is the product of (a) the difference between (i) the product of the closing sale price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and
(b) the number of shares of Common Stock underlying the option at December 31, 1996 These amounts represent certain assumed rates of appreciation only. Actual grains, if any, on stock option exercise are dependent on a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

(2) Consists of shares Mr. Bacon had the right to purchase on December 31, 1996 upon the exercise of stock options granted pursuant to the Stock Incentive Plan at an exercise price of $3.875 per share, which options became exercisable with respect to 25,000 shares on December 1, 1995 and with respect to an additional 4,860 shares on the first day of each month commencing January 1, 1996. On March 1, 1996, such options were canceled and, in lieu thereof, options to purchase 200,000 shares were granted to Mr. Bacon at an exercise price of $2.75, which options were exercisable with respect to 39,580 shares on the date of grant and will become exercisable with respect to an additional 4,860 shares on the first day of each month commencing April 1, 1996.

OPTION EXERCISES AND HOLDINGS

         The following table sets forth certain information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1996 and unexercised options held by The Named Executives as of December 31, 1996.

              AGGREGATED OPTIONS/SAR EXERCISES IN FISCAL YEAR 1996
                       AND FISCAL YEAR-END OPTION VALUES






                                                     Number of Unexercised          Value of Unexercised In-
                                                           Options                   the-Money Options at
                                                       at 12/31/96(#)                    12/31/96($)(1)
                            Shares                  -----------------------           ---------------------
                        Acquired on     Value                                                         Unexer-
 Name                   Exercise (#)    Realized    Exercisable     Unexercisable     Exercisable     cisable
 ----                   ------------    --------    -----------     -------------     -----------     -------
                                        ($)
                                        ---
 Vinton W. Bacon              --            --      107,620(2)         92,380(2)         $40,358        $34,643

 Larry Brahim                 --            --          --               --                 --             --

 Theodore B. Cooper           --            --          --               --                 --             --

 Jeffrey L. Friedman          --            --       38,130(3)           --                 --             --

 Jan L. Grossman              --            --          --               --                 --             --


(1) The value of unexercised "in-the-money" options is the difference between the closing sale price of the Common Stock on December 31, 1996 ($3.125 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

(2) Consists of shares Mr. Bacon had the right to purchase on December 31, 1996 upon the exercise of stock options granted pursuant to the Stock Incentive Plan at an exercise price of $3.875 per share, which options became exercisable with respect to 25,000 shares on December 1, 1995 and with respect to an additional 4,860 shares on the first day of each month commencing January 1, 1996. On March 1, 1996, such options were canceled and, in lieu thereof, options to purchase 200,000 shares were granted to Mr. Bacon at an exercise price of $2.75, which options were exercisable with respect to 39,580 shares on the date of grant and will become exercisable with respect to an additional 4,860 shares on the first day of each month commencing April 1, 1996.

(3) Consists of shares which Mr. Friedman had the right to purchase on December 31, 1995 upon the exercise of stock options granted in equal parts by Messrs. Brahim and Cooper at an exercise price of $4.50 per share which was repriced to $2.75 on March 1, 1997.

REPRICING

           On March 1, 1996, the Company canceled options to purchase 200,000 shares held by Mr. Bacon, the Chief Executive Officer, the Chief Operating Officer and a director of the Company. Each such replacement option had an original exercise price of $3.875 and has a new exercise price of $2.75, and becomes exercisable in the same installments and is of the same duration as the option which it replaces. The closing price of the Common Stock on the date of the grant was $2.625. The Board of Directors approved the repricing to provide further incentive to Mr. Bacon.

         The following table sets forth certain information relating to the repricing of certain options of certain executive officers for the previous ten years.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                  Number of     Market Price       Exercise                    Length of
                                                 Securities      at Time of        Price at                 Original Option
                                                 Underlying       Stock at         Time of        New            Term
                                                  Options/        Time of        Repricing or   Exercise      Remaining at
                                                 Repriced or    Repricing or      Amendment      Price          Date of
                                                  Amended        Amendment         Original       Now         Repricing or
                 Name                 Date          (#)             ($)             ($)           ($)          Amendment
                 ----                 ----       -----------    ------------     ------------   --------     --------------
                 Vinton W. Bacon      3/1/96       200,000          2.625           3.175         2.75         117 months



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Messrs. Davis, Dalshaug and Soady. Mr. Dalshaug is the Chairman of the Board and the Chief Executive Officer of Sterling Bank. From time to time during fiscal 1996, the Company and certain of its directors and executive officers have been customers of Sterling Bank in the ordinary course of its business. To the best knowledge of the Company, all such relationships were made on substantially the same terms as those prevailing at the time for comparable transactions with persons of similar creditworthiness.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         Set forth below is a report of the Compensation Committee of the Board of Directors addressing the Company's compensation policies for 1996 applicable to the Company's executive officers, including the Named Executives.

         The Report of the Compensation Committee of the Board of Directors on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

         Since its inception, the Company has maintained the philosophy that executive compensation should be competitive with that provided to others in the women and kids apparel industry to assist the Company in attracting and retaining qualified executives critical to the Company's long-term success.

         Prior to the Company's initial public offering and the establishment of this Committee, the Board of Directors approved employment agreements with certain executive officers in order to be assured of their continued services and their experience, knowledge and abilities which had been largely responsible for the Company's success to date. Such employment agreements terminated on December 31, 1995, and on January 30, 1996, new employment agreements were granted by this Committee, subject to the approval of the Board of Directors, for terms expiring on December 31, 1996. In addition, on December 1, 1995 this Committee, subject to the approval of the Board of Directors, approved the employment of, and the terms of a three-year employment agreement with, Vinton W. Bacon as the Chief Executive Officer and the Chief Operating Officer of the Company, and on May 6, 1996, this Committee, subject to the approval of the Board of Directors, approved the employment of, and the terms of an employment agreement with Frederick A. Findley as the Vice President of Finance and Chief Financial Officer.

         In determining the salaries and the perquisites provided in such agreements, this Committee considered, among other things, (i) the net sales and net income history of the Company, both before and after the employment of these individuals, (ii) the estimated near and intermediate term results of operations of the Company, (iii) the position of the Company in its industry,
(iv) the expertise of these individuals, (v) the current sales, net income, growth and capital structure of the Company and comparable companies and (vi) salaries and perquisites of executives of comparable companies. In the case of each of these individuals, this Committee was particularly influenced by the effect on the

Company's performance in 1996 and prospects of (i) the continuing weak consumer demand for apparel generally, (ii) the continuing consolidation among apparel retailers and (iii) the demonstrated expertise of such individuals in the women's apparel industry. In the case of Mr. Bacon, this Committee was particularly influenced by his expertise in operations and finance.

         The Named Executive Officers are also permitted to participate in the benefit plans provided to employees generally. The incremental cost to the Company of the benefits provided to Messrs. Bacon, Brahim, Cooper, Friedman and Ms. Grossman under these plans averaged approximately 4.8% of their base salaries in fiscal 1996.

         In addition, the Company believes that stock ownership by key employees, including executive officers, provides valuable incentives for such persons, who will benefit as the Common Stock price increases, and that stock-based performance compensation arrangements are beneficial in aligning employees' and shareholders' interests by creating common incentives related to the possession by management of an economic interest in the appreciation of the Company's Common Stock. In support of these objectives, the Company granted stock options to key employees through the 1993 Employee Stock Incentive Plan. In addition, on January 30, 1996 this Committee approved, subject to the approval of the Board of Directors, the cancellation of existing options heretofore granted to certain employees, consultants, and directors and, in lieu thereof, the grant of options at the current fair market value of this Common Stock of this Company. The repricing was intended to provide additional incentives to certain employees.

Dated:  April 5, 1997                      THE COMPENSATION COMMITTEE

                                                     Joseph S. Davis
                                                     William Soady
                                                     Allan Dalshaug

PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the American Stock Exchange market index and (ii) the cumulative total return of companies with the standard industrial classification (SIC) code 2331 over the period from March 16, 1994, the closing date of the Company's initial public offering, through December 31, 1996. The component entities of SIC Code 2331 were generated by Media General Financial Service, Inc. All the entities in SIC Code 2331 were incorporated into the peer group. The graph assumes an initial investment of $100 on March 16, 1994 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

         The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                        COMPARE CUMULATIVE TOTAL RETURN
                              AMONG JALATE, LTD.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

                                  [LINE GRAPH]


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company and certain of its directors and executive officers maintain banking relationships with Sterling Bank, of which Mr. Dalshaug, a director of the Company, is the Chairman of the Board the and Chief Executive Officer. Such relationships are on substantially the same terms as those prevailing for comparable transactions with persons of similar creditworthiness.

         In January 1996, Mr. Cooper, a Director and Executive Vice President of the Company, owed the Company $73,430, which the Company forgave in consideration for Mr. Cooper agreeing to enter into the employment agreement described under the heading "Employment Agreements". The debt arose as a result of advances made by the Company to Mr. Cooper.

         Except for the above arrangements and agreements, none of the directors or executive officers of the Company, or any associate or affiliate of such person, had any other material interest, direct or indirect, in any transaction during the past year or any proposed transaction with the Company.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Section 16 (a) of the Exchange Act, the Company's directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of such reports. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC prior to the Record Date, all persons subject to the reporting requirements of Section 16(a) have filed all required reports on a timely basis except for Mr. Nichols and Mr. Soady, both of whom became directors of the Company in August 1996, and who have not filed their initial reports with the SEC, and Mr. Brahim, Mr. Cooper, Mr. Friedman and Ms. Grossman, who each have not filed one report with the SEC relating to certain sales of stock.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                     OF THE BOARD OF DIRECTORS' NOMINEES.



                                   PROPOSAL 2

                       RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS


         The Board of Directors has appointed KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997. KPMG Peat Marwick LLP, the Company's auditors for the fiscal year ended December 31, 1996, performed audit services for fiscal 1996 to which included the examination of the financial statements of the Company and services relating to filings with the Securities and Exchange Commission. Representatives of KPMG Peat Marwick LLP will be invited to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

         Shareholders will be asked at the Meeting to consider and act upon a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.
Ratification of the proposal requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                           PROPOSALS OF SHAREHOLDERS

         Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any shareholder proposal to be included in the proxy statement for the Company's 1998 annual meeting of shareholders must be received by the Secretary of the Company, 1675 South Alameda Street, Los Angeles, California 90021, on or before January 24, 1998, in a form that complies with applicable regulations.


                                 ANNUAL REPORT

         The Company's Annual Report of the fiscal year ended December 31, 1996 accompanies or has preceded this Proxy Statement. The Annual Report contains financial statements of the Company and the report thereon of KPMG Peat Marwick LLP, the Company's independent auditors.

         SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 BY WRITING TO THE COMPANY AT 1675 SOUTH ALAMEDA STREET, LOS ANGELES, CALIFORNIA 90021,
ATTENTION: FREDERICK A. FINDLEY.

                                 OTHER BUSINESS

         Management knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Meeting.
If, however, other matters are properly brought before the Meeting, and it is the intention of the Proxyholders to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, authority to do so is included in the Proxies.

                                        By Order of the Board of Directors,


                                        Larry Brahim,
                                        Chairman of the Board
Dated:  APRIL 28, 1997

                                        /s/ LARRY BRAHIM

REVOCABLE PROXY                   JALATE, LTD.                   REVOCABLE PROXY

                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 12, 1997

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

   The undersigned shareholder(s) of Jalate, Ltd. (the "Company") hereby nominates, constitutes and appoints Larry Brahim and Frederick Findley, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Marriott Hotel, Los Angeles Airport, 5855 W. Century Blvd., Los Angeles, CA 90045, on Monday, May 12, 1997, at 11:00 a.m., and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:

   1. ELECTION OF DIRECTORS.

     FOR all nominees listed below                   WITHHOLD AUTHORITY
     (except as marked to the contrary below) [ ]    to vote for all nominees listed below  [ ]


                Vinton W. Bacon                  Allan E. Dalahaug                Jan L. Grossman
                Larry Brahim                     Joseph S. Davis                  Victor Nichols
                Theodore B. Cooper               I. Jay Goldfarb                  William Soady

    (Instructions: To withhold authority to vote for any one or more nominees whose name appears above, write that nominee's or nominees' name(s) in the space provided below)


    --------------------------------------------------------------------------


    2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the year ending December 31, 1997.
             For [ ]               Against [ ]               Abstain [ ]

    3. OTHER BUSINESS. In their discretion, the proxyholders are authorized to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.
             For [ ]               Against [ ]               Abstain [ ]

                      PLEASE SIGN AND DATE ON REVERSE SIDE

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE AND "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

    The undersigned hereby ratifies and confirms all that said attorneys and proxyholders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying said notice.

Date:__________________                                _________________________
                                                          (Number of Shares)

                                                       -------------------------
                                                         (Name of Shareholder,
                                                               Printed)

                                                       -------------------------
                                                             (Signature of
                                                             Shareholder)

                                                       -------------------------
                                                         (Name of Shareholder,
                                                               Printed)

                                                       -------------------------
                                                             (Signature of
                                                             Shareholder)

                                                       (Please date this Proxy
                                                       and sign your name as it
                                                       appears on your stock
                                                       certificate(s).
                                                       Executors,
                                                       administrators, trustees,
                                                       etc., should give their
                                                       full titles. All joint
                                                       owners should sign.)

                                                       I (We) do [ ] do not [ ]
                                                       expect to attend the
                                                       Meeting.

This Proxy will be voted "FOR" the election of all nominees whose names appear above unless authority to do so is withheld. Unless "AGAINST" or "ABSTAIN" is indicated on the reverse hereof, this Proxy will be voted "FOR" ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.